Exhibit 99.1 Targeted Therapies for People of All Ages June 2022 June 2022

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash and cash equivalents to fund our operations, business plans and objectives, timing and success of our planned nonclinical and clinical development activities, timing and results of nonclinical studies and clinical trials, efficacy and safety profile of our product candidates, the execution of the Phase 2 clinical trial for DAY101 as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials and to obtain regulatory approvals for DAY101 and other candidates in development, the ability of DAY101 to treat pLGG or related indications, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property, and the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Day One Biopharmaceuticals 2

Day One: Developing Targeted Therapies That Address The Urgent Needs of Children With Cancer Mission That Tovorafenib (DAY101) Growing Portfolio and Runway Creates Value Lead Program Beyond Clinical Milestones • Day One’s mission is to help children • Investigational, oral, CNS-penetrant • Two clinical-stage MEKi assets, with cancer, from day one and every pan-RAF inhibitor in-licensed for combination trials day after • Being studied as tablets and • Projected cash runway into 2025 • Develop medicines for genomically- pediatric-friendly liquid suspension • Multiple key milestones: defined cancers • Breakthrough Therapy Designation • Top-line data from FIREFLY-1 • Establish first-in-class position • Rare Pediatric Disease Designation trial in Q1 2023, NDA through rapid pediatric registration submission in 1H 2023, if data • Orphan Drug Designation (US/EU) • Expand to adolescent and adult are supportive populations in parallel and pursue • First patient dosed in frontline those opportunities with the same pLGG, Phase 3 (FIREFLY-2 commitment we do for children /LOGGIC) trial expected Q3 2022 Day One Biopharmaceuticals 3

Pediatric Markets Create Opportunity for High Impact and Capital Efficiency Regulatory and Rapid clinical development reimbursement tailwinds • Lack of approved products create • Early engagement with global potential first-in-class opportunities regulatory authorities • Pricing flexibility for important new • Small trials and clear endpoints therapies that permit rapid development to clinical proof-of-concept and • Supportive and engaged advocacy potential approval and investigator community desiring better treatment options Enriched responder populations informed by underlying biology • Many pediatric tumors are genetically simple and genomically stable • Genetic alterations are often oncogenic Day One Biopharmaceuticals 4

A Senior Team with Deep Experience Developing and Commercializing Products in Pediatric and Adult Oncology Markets Jeremy Bender, PhD, MBA Samuel Blackman, MD, PhD Charles York II, MBA Chief Executive Officer Chief Medical Officer & Founder Chief Operating and Financial Officer VP of Corporate Development at Gilead; COO Tizona Pediatric Heme/Onc and Neuro-Onc; Oncology Clinical CFO and Head of Corporate Development at Aeglea; Therapeutics; CBO Sutro Biopharma; founding Board Development at Mavupharma, Silverback, Juno, Seattle Consulting CFO at Bridgepoint Consulting; member of VaxCyte Genetics, GSK PricewaterhouseCoopers Lisa Bowers Mike Preigh, PhD Davy Chiodin, PharmD Jaa Roberson Chief Commercial Officer Chief Technical Officer Chief Development Officer Chief People Officer CEO of Rhia Ventures, COO of The Tara Head of CMC at Array for 10+ years. VP Regulatory Science, Acerta/AZ; Global Head of Human Resources at Bellicum Health Foundation, VP of the North Brought >20 drug candidates to IND & Regulatory Leader, Pediatric Oncology, Pharmaceuticals; Human Resources Roles American Supply Chain and Commercial clinical development Roche/Genentech at Achaogen, Roche/Genentech Leader at Genentech Day One Biopharmaceuticals 5

Our Pipeline Recent & Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Pivotal cohort enrollment complete: May 2022 Initial data presented: 1 Relapsed pLGG FIREFLY-1 (pivotal) June 2022 Tovorafenib (DAY101) Topline data expected: Type II Pan-RAF Inhibitor Q1 2023 ü FDA Breakthrough Therapy Designation for relapsed pLGG First patient dosed FIREFLY-2 (pivotal) expected: Q3 2022 Frontline pLGG ü FDA Rare Pediatric Disease Designation (PRV Eligible) for pLGG ü FDA Orphan Drug Designation for gliomas RAF-altered First patient dosed: ü EC Orphan Designation for gliomas FIRELIGHT-1* November 2021 2 solid tumors (monotherapy) MAPK-altered First patient dosed: Pimasertib FIRELIGHT-1* May 2022 3 solid tumors MEK 1/2 Inhibitor (Combo w/Tovorafenib) 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 6

Tovorafenib (DAY101) Type II Pan-RAF Inhibitor Day One Biopharmaceuticals 7

Pediatric Low-Grade Gliomas (pLGG) • Despite being the most common brain tumor in children, there are no approved agents and no standard-of-care for the majority of patients 1,2 with relapsed/progressive disease ‒ 70% of patients will require systemic therapy ‒ Patients have a high rate of recurrence and are frequently treated with multiple lines of systemic therapy over the course of their disease 3 • The majority of pLGGs are driven by BRAF alterations ‒ 85% of BRAF-altered tumors harbor a KIAA1549-BRAF gene fusion ‒ 15% are driven by BRAF V600E mutation • Despite low-grade histology and high long-term survival, pLGGs are 1-4 chronic and relentless ‒ Goal of therapy is to stabilize or shrink tumors while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation ‒ Many patients today suffer profound tumor and treatment-associated morbidity and significant late effects that persist throughout life 6 y/o with large relapsed BRAF fusion-positive optic pathway glioma 1. Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; 2. De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. 3. Jones DTW et al., Cancer Res. 2008; 68:8673–77. 4. Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094; Day One Biopharmaceuticals 8

Tovorafenib (DAY101) Inhibits Both BRAF Fusions and BRAF V600 Mutations • Tovorafenib (DAY101) is an investigational, MAPK pathway RAS-independent activation of the MAPK pathway oral, selective, CNS-penetrant, type II pan- RAF inhibitor that was designed to inhibit RAS both monomeric and dimeric RAF kinase ‒ Activity in tumors driven by both RAF wild- RAF RAF fusion type fusions and BRAF V600E mutations RAF Tovorafenib mutation ‒ Tablet and pediatric-friendly liquid suspension; once weekly dosing MEK • Currently approved type I RAFi are indicated for use only in adults and patients 6+ with relapsed tumors harboring a BRAF V600 ERK mutation ‒ Type I RAF inhibitors cause paradoxical MAPK activation in the setting of wild-type Proliferation and survival Proliferation and survival Proliferation and survival RAF, increasing the risk of tumor growth in BRAF fusion-driven and other non-V600 mutant cancers 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16; Day One Biopharmaceuticals 9

The Current pLGG Treatment Paradigm Reflects the Unrelenting Nature of this Chronic Brain Tumor Presentation Surgical Intervention 1L 2L 3L 35% 20% Targeted Tx Targeted Tx Targeted Tx GTR No Recurrence (5-10%) (40-50%) (40-50%) 1 Biopsy (>95%) Suspected ~65% ~50% ~50% pLGG ≤ Partial Eventual Additional lines Chemo Chemo Chemo Resection Recurrence of therapy 40% 80% (90%) (50%) (35%) Molecular Testing Biopsy Only Other Other Other 20% (<5%) (<5%) (<20%) No Biopsy (5%) Response, Response, ~35% no recurrence ~50% no recurrence Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to maximize tumor control while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease. Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection 1Molecular testing of biopsied samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II Day One Biopharmaceuticals 10

Pivotal Phase 2 Trial Of Monotherapy Tovorafenib (DAY101) In Relapsed Or Progressive pLGG (FIREFLY-1) Trial Design Endpoints (Pivotal Arm 1) • Three arm, open-label, global registrational phase 2 trial • Primary endpoint: ORR based on RANO criteria, assessed by blinded independent central review • Pivotal arm 1 (recurrent/progressive LGG): n = ~ 60 RANO-evaluable patients aged 6 months to 25 years harboring a KIAA1549-BRAF • Secondary endpoints: ORR by RAPNO criteria; PFS; safety fusion or BRAF V600 mutation • Arm 2 (expanded access recurrent/progressive LGG): patients aged 6 months to 25 years harboring an activating RAF alteration • Arm 3 (extracranial solid tumors): patients aged 6 months to 25 years harboring an activating RAF fusion Clinical and radiological evaluations at baseline, and every rd nd 3 cycle for pLGG and every 2 cycle for solid tumors Enrollment/ Day –28 to 0 Screening Baseline End of Trial (C1D1) Study Drug Administration After Cycle 27: patients may either continue C27D1 2 treatment or enter drug holiday period at any time 420mg/m QW (at discretion of Investigator) Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability Abbreviations: C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; Day One Biopharmaceuticals 11 PFS, progression-free survival. NCT04775485

Baseline Characteristics Location (n=25) Characteristic Arm 1 (N=25) Deep midline structures Optic pathway 12% Median age, years (range) 8 (3-18) 52% Sex, n (%) Other Male 13 (52) 16% Female 12 (48) Hypothalamus Race, n (%) 8% Cerebellum Black or African American 1 (4) 4% Asian 2 (8) Brain stem White 15 (60) 8% Other* 7 (28) Karnofsky/Lansky performance status, n (%) BRAF alteration (n=25) 50-70 1 (4) 80-100 24 (96) BRAF V600E Number of lines of prior therapy 16% Median (range) 3 (1-9) 1, n (%) 5 (20) 2, n (%) 6 (24) ≥3, n (%) 14 (56) † BRAF fusion Prior MAPK pathway targeted therapy, n (%) 84% Yes 18 (72) No 7 (28) Apr 14, 2022 data cutoff; *Includes 4 patients with race not specified. †Includes 2 patients with BRAF duplication and 1 with BRAF rearrangement per fluorescence in situ hybridization. MAPK, mitogen-activated protein kinase; prior MAPK pathway targeted therapy indicates either prior MEKi and/or prior type I RAFi therapy. Day One Biopharmaceuticals 12

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO- Evaluable Lesions (n=22)* RANO Evaluable Response (IRC) N=22* ORR (95% CI) 64% (41-83) BRAF fusion (n=20) 60% BRAF V600E (n=2) 100% # CBR 91% Best overall response PR (13/22) 59% uPR (1/22) 5% SD (6/22) 27% Apr 14, 2022 data cutoff. Total % of response maybe may be different than the sum of the individual overall response due to rounding. *3/25 patients lacked evaluable lesions per RANO criteria based on IRC evaluation. †Progressive disease due to presence of new lesions. #patients with best overall response of CR, PR/uPR and SD. CBR, clinical benefit rate; IRC, independent radiological review committee; ORR, overall response rate; MAPK, mitogen-activated protein kinase; PR, partial response; SD, stable disease; uPR, unconfirmed partial response Day One Biopharmaceuticals 13

Duration of Tovorafenib (DAY101) Therapy For All Patients with RANO- Evaluable Lesions (n=22) 17/22 patients remain on therapy All responders remain on treatment Day One Biopharmaceuticals 14 Apr 14, 2022 data cutoff.

Individual Patient Tumor Change From Baseline (n=22 RANO-Evaluable By Blinded Independent Central Review) PD SD PR CR Apr 14, 2022 data cutoff. RANO PD = ≥+25% change from baseline; RANO SD = <+24% Months to > -50% change from baseline; RANO PR = ≤ -50% change from baseline; RANO CR = Day One Biopharmaceuticals 15 -100% change from baseline. Percent change from baseline (%)

Tovorafenib (DAY101) Safety Data For the First 25 Enrolled Patients (TEAEs ≥25% Any Grade) Treatment-emergent AEs Treatment-related AEs Preferred term, n (%) Any grade Grade ≥3 Any grade Grade ≥3 • Most treatment-emergent AEs were Blood creatine phosphokinase increased 20 (80) 2 (8) 18 (72) 2 (8) grade 1 or 2 (96%) Hair color changes 17 (68) - 17 (68) - Anemia 14 (56) 3 (12) 10 (40) 2 (8) • Other important treatment-emergent Aspartate aminotransferase increased 14 (56) - 12 (48) - AEs included: Vomiting 14 (56) 2 (8) 6 (24) 1 (4) ‒ Decreased weight (24%) Rash* 13 (52) 3 (12) 13 (52) 3 (12) Blood lactate dehydrogenase increased 12 (48) - 9 (36) - ‒ Decreased appetite (16%) Headache 10 40) - 3 (12) - ‒ Hyponatremia (16%) Dry skin 9 (36) - 7 (28) - Epistaxis 9 (36) - 4 (16) - • 7 patients (28%) required dose modifications Constipation 8 (32) - 5 (20) - due to treatment-related AEs Hypocalcemia 8 (32) - 6 (24) - Nausea 8 (32) - 3 (12) - • No patient discontinued treatment due to AEs Alanine aminotransferase increased 7 (28) 1 (4) 4 (16) 1 (4) Fatigue 7 (28) - 7 (28) - Apr 14, 2022 data cutoff. AE, adverse event. TEAE, treatment-emergent adverse event. *Includes maculopapular and erythematous rash 16 Day One Biopharmaceuticals

Key Takeaways • Encouraging initial efficacy data from FIREFLY-1 for pediatric patients with relapsed LGG harboring BRAF fusion or BRAF V600 mutation, for whom there is no standard-of-care and no approved agents for the majority of patients ‒ 64% ORR and 91% clinical benefit rate (partial response/unconfirmed partial response + stable disease) in the 22 RANO-evaluable patients: ‒ 14 partial responses (13 confirmed responses and 1 unconfirmed response) ‒ 6 patients with stable disease ‒ All patients with stable disease (n=6) were noted to have tumor shrinkage, ranging between 19% and 43% ‒ Responses were observed in patients with both BRAF fusions and BRAF V600E mutations who received prior MAPK-targeted therapy ‒ The median-time-to-response was 2.8 months ‒ A heavily-pretreated population, with a median of 3 prior lines of therapy (range: 1-9) ‒ All patients who responded remain on therapy (n=14) and no patients have discontinued treatment due to treatment-related adverse events • Initial safety data, based on the first 25 patients, indicated monotherapy tovorafenib (DAY101) to be generally well-tolerated ‒ Majority of AEs were grade 1 or 2; most common treatment-related AEs were CPK elevation, rash, and hair color changes ‒ Treatment-related AEs of grade 3 or greater occurred in nine patients (36%) • Plan to present additional initial study results from FIREFLY-1 at an upcoming medical conference in 2H 2022 • Topline results from the full registrational cohort (n=~60) of FIREFLY-1 expected to be available 1Q 2023, with NDA submission planned for 1H 2023 • Early results from FIREFLY-1 support plan to evaluate tovorafenib (DAY101) in parallel Phase 3 frontline pLGG study (FIREFLY-2) ‒ Primary endpoint of ORR based on RANO criteria, assessed by blinded independent central review Day One Biopharmaceuticals 17

Incidence and Prevalence of BRAF-altered pLGG in the U.S. 2020 2017 Estimated Incidence Estimated SEER Prevalence Under 25 Under 25 1 US Population ~105,000,000 NA 2 3 Rate of CNS Tumors (0.00521%) ~5,500 ~130,000 2 Gliomas (63%) ~3,500 ~82,000 2 Low Grade (77%) ~2,600 ~63,000 2 Has Received Drug Tx (58%) ~1,500 ~36,000 2 BRAF Mutated (70%) ~1,100 ~26,000 ~1,100 ~26,000 Estimated Annual Incidence Estimated Prevalence (SEER) 1 2 3 . US Census; CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; SEER US complete Estimated annual incidence and estimated prevalence (SEER) are prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. Day One calculations based on publicly available data. 18 Day One Biopharmaceuticals

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Newly Diagnosed pLGG Day One Biopharmaceuticals 19

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial Of Tovorafenib (DAY101) In Newly Diagnosed pLGG Trial Design Endpoints • Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib • Primary endpoint: ORR based on RANO criteria, assessed by (DAY101) vs SoC chemotherapy blinded independent central review • Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF • Key secondary endpoints: PFS and DoR by RANO criteria, ORR by alteration and requiring first-line systemic therapy RAPNO criteria • Tovorafenib (DAY101) available as tablets and pediatric-friendly liquid suspension • Other secondary endpoints: changes in neurological and visual • Patients who progress after stopping tovorafenib (DAY101) may be re-challenged function, safety, and tolerability • Patients who progress in the SoC arm during or post-treatment may cross-over to • Key exploratory objectives: QoL and health utilization measures receive tovorafenib 2 Non-resectable or sub-total Tovorafenib, 420mg/m QW resected LGG (not to exceed 600 mg) AND Long-term follow-up (48 months) Requiring first-line systemic Stratified by therapy • Location of tumor Investigator's choice of • Genomic alteration vincristine/carboplatin* or N ≈ 400 • CDKN2A status vinblastine • Infant CHG diagnosis * COG or SIOPe-LGG regimen Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade Day One Biopharmaceuticals 20 glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care . 1:1 Randomization

FIREFLY-2/LOGGIC: Pivotal Phase 3 Study Of Tovorafenib (DAY101) In Newly Diagnosed pLGG • Collaboration between Day One and the LOGGIC consortium, internationally recognized experts in pLGG research ‒ Coupled with the LOGGIC-CORE molecular diagnostic program ‒ Worked jointly on the study design and discussions with the U.S. and EU regulatory authorities • Approximately 100 potential sites (~65 from the LOGGIC consortium) ~20 ~65 Sites Sites ~5 Sites ~10 Sites Day One Biopharmaceuticals 21

Our Pipeline Recent & Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Pivotal cohort enrollment complete: May 2022 Initial data presented: 1 Relapsed pLGG FIREFLY-1 (pivotal) June 2022 Tovorafenib (DAY101) Topline data expected: Type II Pan-RAF Inhibitor Q1 2023 ü FDA Breakthrough Therapy Designation for relapsed pLGG First patient dosed FIREFLY-2 (pivotal) expected: Q3 2022 Frontline pLGG ü FDA Rare Pediatric Disease Designation (PRV Eligible) for pLGG ü FDA Orphan Drug Designation for gliomas RAF-altered First patient dosed: ü EC Orphan Designation for gliomas FIRELIGHT-1* November 2021 2 solid tumors (monotherapy) MAPK-altered First patient dosed: Pimasertib FIRELIGHT-1* May 2022 3 solid tumors MEK 1/2 Inhibitor (Combo w/Tovorafenib) 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 22

Tovorafenib (DAY101) is Active as a Monotherapy in Patients with RAF-altered Adult Solid Tumors and Has Shown Strong Synergy Preclinically in Combination • >225 adult patient exposures Clinical activity demonstrated in relapsed melanoma patients; preclinical • Responses in BRAF V600E mutant tumors similar to type I BRAF inhibitors activity demonstrated in RAF fusions, • Responses in relapsed BRAF and NRAS-mutant melanoma, suggesting BRAF non-V600 mutations, and BRAF tovorafenib (DAY101) may be active in tumors currently unaddressed by V600 mutations approved Type I BRAF inhibitors • Less frequent and less severe acneiform rash Differentiated safety profile for • No observed ophthalmologic liabilities (RVO/CSR) tovorafenib (DAY101) vs. existing BRAF • No observed CV liabilities (changes in LVEF) and MEK inhibitors • No type I BRAF SAEs: SCCs/KAs, pyrexia, arthralgia We initiated an adult solid tumor study to further • Same study will include combination cohorts of tovorafenib evaluate monotherapy tovorafenib (DAY101) + pimasertib (DAY101) in patients with RAF altered • First patient dosed in Phase 2 monotherapy study in November 2021 tumors for which there are no currently approved therapies Source: Olszanski AJ et. al. European Society for Medical Oncology Congress; Poster #410P, 2017 Unpublished clinical study results Day One Biopharmaceuticals 23

Activity of Tovorafenib (DAY101) in SNX8:BRAF Fusion Spindle Cell Sarcoma A male child spindle cell sarcoma, 5-years of age at diagnosis Months -30 -24 -18 -12 -6 0 6 CR PD CR Diagnosis Trametinib BRAF fusion (FISH) Ifosfamide, doxorubicin, Tovorafenib Tovorafenib Subtotal resection dexrazoxane SNX8-BRAF fusion Gemcitabine, docetaxel Proton radiotherapy • After the first dose of Baseline After 2 cycles of tovorafenib tovorafenib (DAY101), the patient experienced grade 2 rash, which resolved in a day following a dose of diphenhydramine • Radiotherapy-related adverse events included hyperpigmentation overlying the spine on the upper back with no skin breaks, and mild dysphagia Data cut off: September 30, 2021 Day One Biopharmaceuticals 24

Next-generation RAF Inhibitors are Unique in Their Ability to Address Adult Cancers Associated with RAF Wild-type Fusions Only tovorafenib (DAY101) has demonstrated monotherapy BRAFwt fusion mixed Mullerian clinical activity in KIAA1549:BRAF and SRGAP3:CRAF wild- cancer type fusions in pLGG Activity of BRAF dimer-breaker PLX-8394 in BRAF wild-type fusion melanoma BRAFwt fusion, melanoma Day One/CrownBio internal data E5251-U2001 (Sep 2020) Botton T et al, Cell Reports, 2019 LY3009120: Lilly pan-RAFi Lifirafenib: Beigene pan-RAF/EGFRi CCT196969: CRUK RAF Gouda M et al, CR observed at 1800 mg BID = 3x ”paradox breaker” Springworks 2020 Corp Presentation ESMO 2020 higher total AUC over 900 mg BID Day One Biopharmaceuticals 25

Phase 2 Study of Monotherapy Tovorafenib (DAY101) in Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints • Single arm, open-label, global phase 1b/2a trial • Primary endpoint: ORR by RECIST version 1.1 for non-CNS solid tumors and RANO criteria for any CNS tumors • n = 40 patients (approximately) • Secondary endpoints: safety and additional • Eligibility: Patients aged 12 years and older with non- efficacy parameters hematologic tumor with an activating BRAF fusion, CRAF/RAF1 fusion, or CRAF/RAF1 amplification Melanoma cohort Patients with a known BRAF Safety 2 or CRAF/RAF1 fusion, or DAY101 QW until disease progression Follow Up CRAF/RAF1 amplification “Tissue agnostic” cohort Study Drug Administration ≥ 18 years at 600 mg PO QW 2 12 to <18 years at 420mg/m PO QW Abbreviations: ORR, objective response rate; QW, once weekly ; PO, by mouth; BRAF, B-Raf proto-oncogene.0 1. Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 2. DAY101 QW until disease progression, intolerable toxicity, withdrawal of consent, or death Day One Biopharmaceuticals 26

Strong Scientific Rationale for Combining Tovorafenib (DAY101) with Additional MAPK Pathway Inhibitors BRAF or CRAF BRAF KRAS or NRAS NF1 non-V600 mutant LOF WT fusion MEK MEK RAF/ PI3K/m RAS/RAF/ME PI3K/ Signaling RAL MEK/ERK TOR K/ERK mTOR pathways ERK ERK Proliferation, survival Proliferation, survival Proliferation, survival Proliferation, survival KRAS - G12Ci MEKi or Potential Type II RAFi + or Type II RAFi + MEKi Type II RAFi + MEKi Type II RAFi + SHP2i combinations or SHP2i SHP2i Non V600 BRAF dimers are BRAF fusion dimers are Targeting multiple nodes of Targeting multiple pathways effectively inhibited by type II, effectively inhibited by type II, MAPK pathway will drive deeper will drive deeper response Rationale but not type I, RAFi but not type I RAFi and more durable response Day One Biopharmaceuticals 27

Pimasertib MEK1/2 Inhibitor Day One Biopharmaceuticals 28

Pimasertib: Allosteric MEK1/2 Inhibitor with Demonstrated Activity in MAPK-driven Solid Tumors RTKS GF • Pimasertib is an orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021 GTP • Extensive non-clinical and clinical development work through Cellular membrane Phase 2, including a solid tumor trial in Japan and combinations with other MOAs NRAS • Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) BRAFi BRAF • Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) MEK MEKi • Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma ERK • Combination with tovorafenib (DAY101) and other targeted Nuclear therapies may unlock the full value of pimasertib in advanced Cell growth and membrane solid tumors survival Gene transcription Source: Hepner, Salgues, Anjos, et al. 2017. Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., Day One Biopharmaceuticals 29 AACR LB-456, 2012; Lebbe et al., Cancers, 2020.

Vertical MAPK Pathway Inhibition with Tovorafenib (DAY101) and Pimasertib Unlocks Potential Synergy for Adult Solid Tumors A B • The MAPK pathway normally has multiple feedback loops that negatively regulate upstream (RAS/RAF) activation to ensure optimal signaling • Monotherapy MEK inhibition disables these feedback loops and induces RAS signaling as well as RAF dimerization and activation Modified from Yen et al. Cancer Cell, 2018 • Combination therapy with a MEK inhibitor and type II RAF inhibitor C Mechanistic model for vertical MAPK pathway inhibition (modified from Yen et al. A is synergistic in KRASmut and Cancer Cell, 2018) . BRAFmut tumor models DAY101 + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cell B models (Day One internal data) Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are C treated with the type II RAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) Day One Biopharmaceuticals 30

Tovorafenib (DAY101) / Pimasertib Combination to be Evaluated in Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints 2 • Combination dose escalation, global phase 1b/2 trial • Phase 1b: PK, PD and Safety, MTD/RP2D • Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) • Phase 2: Efficacy (ORR, DOR) • Phase 2, Simon 2-stage, n = 25/cohort (approximately) • Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Phase 1b Phase 2* NRASmut Selected tumors Tumors with MAPK pathway BRAF Class 1 (non-E/K) and Safety 3 DAY101 + Pimasertib until disease progression alterations Class 2 mutant tumors Follow Up BRAF wt fusion selected tumors Pre-identified patients with advanced solid *Additional biomarker-selected cohorts may tumors and available clinical molecular be pursued based on developing data profiling information. Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1. Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 3 2. Intend to open U.S. and ex-U.S. clinical sties. DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death Day One Biopharmaceuticals 31

Summary Day One Biopharmaceuticals 32

Financial Summary: DAWN Cash and cash equivalents as of 61.9 million shares of common stock Follow-on in June 2022: $172.5 million in gross March 31, 2022: $262.7 million (no debt) outstanding as of May 9, 2022 proceeds, includes full exercise of underwriters’ option Three Months Ended Three Months Ended $ Millions 3/31/22 3/31/21 R&D Expense $15.0 $12.6 G&A Expense $12.7 $3.5 Net Loss $27.7 $16.1 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib (DAY101) • Pivotal cohort enrollment completed in May 2022 • Initial clinical data presented in June 2022 Projected • Full topline results expected in Q1 2023 • NDA submission planned in 1H 2023, if data from FIREFLY-1 is supportive cash runway FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib (DAY101) in newly diagnosed pLGG into 2025 • First patient dosed expected in Q3 2022 FIRELIGHT-1: Tovorafenib (DAY101) and pimasertib combination • First patient dosed in May 2022 All financial and share information is unaudited Day One Biopharmaceuticals 33

Momentum for a More Inclusive Era of Drug Development, Starting at Day One Pursuing Fast-to-Market Pediatric and Adult Targeted Therapies Key Highlights 2022 Outlook 1 Tovorafenib (DAY101) Tovorafenib (DAY101) FIREFLY-1 (Relapsed pLGG) FIREFLY-1 (Relapsed pLGG) • First patient dosed in Pivotal FIREFLY-1 trial: May 2021 • Topline data on full trial population expected: Q1 2023 • Pivotal cohort enrollment complete in May 2022 • NDA submission planned for 1H 2023, if data from FIREFLY-1 are supportive • Encouraging interim efficacy data from FIREFLY-1 in June 2022 • Breakthrough Therapy Designation & Rare Pediatric Disease FIREFLY-2 (Frontline pLGG) Designation • First patient dosed expected: Q3 2022 FIRELIGHT-1 (RAF-altered solid tumors - monotherapy) • First patient dosed in phase 2 monotherapy trial: November 2021 Intellectual Property • Composition of matter to mid-2030s with PTE, potential exclusivity to late 2030s / early 2040s via broad patent portfolio 1 Pimasertib FIRELIGHT-1 (MAPK-altered solid tumors – Combo w/Tovorafenib) • First patient dosed in phase 1b/2 combination trial: May 2022 1 Worldwide rights for all indications Day One Biopharmaceuticals 34 Abbreviations: PTE, Patent Term Extension

Appendix Day One Biopharmaceuticals 35

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma A 7-years-old female child with an optic pathway glioma, with very poor vision, entropion, folliculitis, eczema, mouth ulceration and xerosis Months -36 -30 -24 -18 -12 -6 0 6 PR 1L: Vincristine/carboplatin Diagnostic biopsy 3L: Tovorafenib 2L: Trametinib Best response SD Best response PD • PR (-58%) and improvement in vision reported at cycle 3 • AEs included grade 3 erythematous rash requiring dose interruption and dose reduction (400 mg QW to 300 mg QW in cycle 1), and grade 2 eczema and maculopapular rash • Patient continues to receive weekly tovorafenib Baseline After 6 cycles Tumor kinetics (RANO) Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not 36 been established by any health authority. Day One Biopharmaceuticals

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Posterior Fossa Pilocytic Astrocytoma An 8-years-old female child with a posterior fossa pilocytic astrocytoma, eczema, nausea and constipation Months -84 -72 -60 -48 -36 -24 -12 0 12 PR Suboccipital 2L: Carboplatin/vincristine 4L: Trametinib craniotomies 5L: Tovorafenib Best response PR Best response SD 1L: Carboplatin 3L: Vinblastine Best response PD Best response SD • PR (-69%) at cycle 3 with 500 mg QW tovorafenib, with a deepening of response (80% and 91% in cycles 6 and 9, respectively) over time • AEs included grade 2 decrease in neutrophil count, pustular rash, and upper respiratory infection • Patient continues to receive weekly tovorafenib Baseline After 3 cycles After 6 cycles After 9 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have 37 not been established by any health authority. Day One Biopharmaceuticals

Case Study: Activity Of Tovorafenib (DAY101) In BRAF V600E Mutation Deep Midline Astrocytoma A 9-year-old female child with deep midline BRAF V600E-mutant astrocytoma with precocious puberty -60 -48 -36 -24 -12 0 Months 12 PR Subtotal 1L: Carboplatin/vincristine 2L: Dabrafenib 3L: Tovorafenib resection Best response PR Best response PR • PR (-74%) at cycle 3, with a deepening of response (-94%) at cycle 6 • AEs included grade 3 maculopapular rash and increased CPK, requiring drug interruption and dose reduction (500 mg QW to 400 mg QW in cycle 1) • Tovorafenib dose was re-escalated back to 500 mg QW in cycle 4; patient continues on treatment Baseline After 3 cycles After 6 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have 38 not been established by any health authority. Day One Biopharmaceuticals

FIREFLY-1 Study Status • First patient dosed in May 2021. Registrational pLGG arm completed enrollment in May 2022 • ~35 sites opened across 11 countries • Expanded access to patients with pLGG (arm 2) and RAF fusion-positive solid tumors (arm 3) • Interim efficacy and safety analysis in the first 25 consecutively enrolled patients who had: • Received at least 1 dose of study treatment • At least 6 months of follow-up as of April 14, 2022 • Tumor assessments according to RANO criteria, as determined by a blinded independent radiological review committee • 22 patients with RANO-evaluable tumors Day One Biopharmaceuticals 39

Results from Independent Radiology Review of PNOC014 Best response from baseline RANO: Response assessment for neuro- oncology (FDA standard) Volumetric image analysis (exploratory) RAPNO: Response assessment for pediatric neuro-oncology (exploratory) Date of data cutoff: 02 JAN 2020 Day One Biopharmaceuticals 40 Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020

Multiple Rapid, Deep and Durable Responses Observed following Initiation of Tovorafenib (DAY101) Treatment of pLGG Patients in PNOC014 Date of data cutoff: 02 JAN 2020 Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Day One Biopharmaceuticals 41 Fangusaro J et al. Lancet Oncol 2019

Drug-related Adverse Events Observed for Tovorafenib (DAY101) in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG Drug-related AEs for Tovorafenib (DAY101) Drug-related AEs for selumetinib Toxicities Grade 1-2 Grade 3 Grade 4 Toxicities Grade 1-2 Grade 3 Grade 4 Anemia 6 (67%) Increased ALT 20 (40%) 1 (2%) Hypophosphatemia 4 (44%) CPK elevation 34 (68%) 5 (10%) Fatigue 5 (55%) Diarrhea 27 (54%) 2 (4%) DAY101 AE summary Rash 8 (89%) Decreased ejection fraction 19 (38%) 1 (2%) • Most common toxicity: skin Achromotrichia 7 (78%) Gastric haemorrhage 1 (2%) Pruritis 6 (67%) • AEs reversible and all Headache 14 (28%) 1 (2%) manageable Photosensitivity 1 (11%) Decreased lymphocyte count 19 (38%) 1 (2%) • Single, reversible Grade 3 Nevus 7 (78%) Neutropenia 14 (28%) 3 (6%) event Alopecia 3 (34%) Paronychia 19 (38%) 3 (6%) • No Grade 4 AEs Epistaxis 2 (22%) Rash (acneiform) 29 (58%) 2 (4%) • No dose reductions (vs. 40% Dry skin 3 (34%) Rash (maculopapular) 26 (52%) 5 (10%) of patients on selumetinib montherapy required dose Myalgias/arthralgias 3 (34%) Skin infection 7 (14%) 1 (2%) reductions) Anorexia 2 (22%) Tooth infection 1 (2%) Cheilitis 3 (34%) Weight gain 5 (10%) 1 (2%) Hypermagnesemia 1 (11%) Vomiting 22 (44%) Bleeding gums 1 (11%) Nausea 21 (42%) Increased AST 4 (44%) Increased AST 25 (50%) Nausea/vomiting 3 (33%) Anemia 28 (56%) CPK elevation 1 (11%) Pruritis 10 (20%) Weight loss 2 (22%) Dyspnea 30 (60%) Date of DAY101 data cutoff: 02 JAN 2020; Wright K et. al. Neuro Oncology Abstract CTNI-19. Day One Biopharmaceuticals 42 2020; Fangusaro J et al. Lancet Oncol 2019